UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 23, 2017, the Board of Directors (the Board) of Olin Corporation (Registrant) approved an amendment to Article II, Section 1 of Registrant’s Bylaws with such amendment to be effective April 27, 2017, to decrease the size of the Board from twelve to ten directors.

A copy of the amended Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

a. and b.

Registrant’s 2017 Annual Shareholders Meeting was held on April 27, 2017.  Of the 165,614,787 shares of Common Stock entitled to vote at such meeting, 158,453,784.101 shares were present for purposes of a quorum. The voting results for each of the four proposals submitted for vote by Registrant’s shareholders are set forth below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1 - Election of Directors

Gray G. Benoist	142,779,392.182	1,005,205.790	913,239.129	13,755,947

John E. Fischer	138,361,507.895	6,114,908.701	221,420.505	13,755,947

Richard M. Rompala	143,496,039.760	971,604.988	230,192.353	13,755,947

Proposal 2 - Conduct an advisory vote to approve named executive officer compensation	141,668,885.367	2,328,020.118	700,931.616	13,755,947
	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Proposal 3 - Conduct an advisory vote on the frequency of a shareholder vote on executive compensation	119,030,695.345	649,570.422	24,539,446.120	478,125.214	13,755,947
	Votes For	Votes Against	Abstentions
Proposal 4 - Ratification of appointment of KPMG, LLP as the Corporation’s independent registered public accounting firm for 2017	156,991,873.701	1,132,538.924	329,371.476

c. and d.

Not applicable.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws amended effective as of April 27, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: May 2, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Bylaws amended effective as of April 27, 2017.